Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS RECORD FISCAL 2017
 FOURTH QUARTER AND YEAR-END RESULTS

-- Product Line Expansion Continues to Support Growth Opportunities --

LOS ANGELES, CA – June 14, 2017 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported record sales for its fiscal 2017 fourth quarter and year ended March 31, 2017 on a reported and adjusted basis.

Net sales for the fiscal 2017 fourth quarter increased 17.4 percent to $114.4 million from $97.4 million for the same period a year earlier. The company’s sales performance for the fiscal 2017 fourth quarter reflects continued strength of its rotating electrical business, as well as contributions from its other product lines -- including the company’s emerging brake power boosters, which began shipping in August.

All results labeled as “adjusted” in this press release are non-GAAP measures as discussed more fully below under the heading “Use of Non-GAAP Measures.”

Adjusted net sales for the fiscal 2017 fourth quarter increased 13.8 percent to $114.9 million from $100.9 million a year earlier.

Net income for the fiscal 2017 fourth quarter increased sharply to $9.8 million, or $0.50 per diluted share, from $2.3 million, or $0.12 per share, a year ago.

Adjusted net income for the fiscal 2017 fourth quarter increased 18.3 percent to $11.3 million, or $0.58 per diluted share, from $9.5 million, or $0.50 per diluted share, in the same period a year earlier.

Gross profit for the fiscal 2017 fourth quarter was $31.6 million compared with $24.2 million a year earlier.  Gross profit as a percentage of net sales for the fiscal 2017 fourth quarter was 27.6 percent compared with 24.8 percent a year earlier.

Adjusted gross profit for the fiscal 2017 fourth quarter was $35.8 million compared with $29.8 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for the three months was 31.1 percent compared with 29.6 percent a year earlier.

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Motorcar Parts of America, Inc.
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Net sales for fiscal 2017 increased 14.2 percent to $421.3 million from $369.0 million a year earlier.

Adjusted net sales for fiscal 2017 increased 13.2 percent to $434.0 million from $383.3 million last year.

Net income for fiscal 2017 increased sharply to $37.6 million, or $1.93 per diluted share, from $10.6 million, or $0.55 per diluted share, in fiscal 2016.

Adjusted net income for fiscal 2017 increased 14.9 percent to $45.5 million, or $2.35 per diluted share, from $39.6 million, or $2.08 per diluted share, in fiscal 2016.

Gross profit for fiscal 2017 was $115.0 million compared with $100.9 million a year earlier.  Gross profit as a percentage of net sales for the same period was 27.3 percent compared with 27.4 percent a year earlier.

Adjusted gross profit for fiscal 2017 was $134.5 million compared with $117.7 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for fiscal 2017 was 31.0 percent compared with 30.7 percent a year earlier.

“Our results for fiscal 2017 reflect strong growth and continued momentum into the new fiscal year despite the impact of a mild winter on our sales.  As we begin a new fiscal year, we are well-positioned within a $116 billon aftermarket hard parts industry -- supported by organic growth, new product line expansion and complementary acquisition opportunities,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

“We are particularly proud to highlight the company’s cash flow performance for the fourth quarter, with net cash provided by operating activities of $15.5 million,” he said.

“We anticipate continued growth in all of our product lines, and we are encouraged by the additional opportunities we are seeing.  Our double-digit compounded annual sales growth over the last five years highlights the company’s success and we remain optimistic about the future,” Joffe added.

He noted that despite lower replacement rates in the quarter due to weather, the outlook for non-discretionary automotive parts remains strong, supported by favorable dynamics such as an aging vehicle population, increased miles driven and relatively low fuel prices. “The company is poised for further growth as we harness our distribution relationships and leverage our scale, global footprint and financial strength to deliver growth and profits to shareholders.  As always, we thank our entire team for their day-in and day-out commitment to excellence and our company,” Joffe said.

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Motorcar Parts of America, Inc.
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Use of Non-GAAP Measures

This press release includes the following non-GAAP measures - adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin, which are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), EBITDA, income from operations, gross profit or gross profit margin as a measure of financial performance.  The Company believes these non-GAAP measures, when considered together with the corresponding GAAP measures, provide useful information to investors and management regarding financial and business trends relating to the company’s results of operations.  However, these non-GAAP measures have significant limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP.  For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin to their corresponding GAAP measures, see the financial tables included in this press release.  Also, refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding these adjustments.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call this morning will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on June 14, 2017 through 8:59 p.m. Pacific time on Wednesday, June 21, 2017 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 25760037.

About Motorcar Parts of America, Inc.

Motorcar Parts of America is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products, brake master cylinders, brake power boosters and turbochargers utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Virginia, Mexico, Singapore, Malaysia and Toronto.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2017 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

Motorcar Parts of America, Inc.
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MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income

	Three Months Ended		Years Ended
	March 31,		March 31,
	2017	2016	2017	2016
	(Unaudited)

Net sales	$114,410,000	$97,443,000	$421,253,000	$368,970,000
Cost of goods sold	82,783,000	73,229,000	306,207,000	268,046,000
Gross profit	31,627,000	24,214,000	115,046,000	100,924,000
Operating expenses:
General and administrative	9,678,000	11,284,000	31,124,000	49,665,000
Sales and marketing	3,551,000	2,382,000	12,126,000	9,965,000
Research and development	1,011,000	915,000	3,824,000	3,008,000
Total operating expenses	14,240,000	14,581,000	47,074,000	62,638,000
Operating income	17,387,000	9,633,000	67,972,000	38,286,000
Interest expense, net	3,729,000	2,678,000	13,094,000	16,244,000
Income before income tax expense	13,658,000	6,955,000	54,878,000	22,042,000
Income tax expense	3,846,000	4,658,000	17,305,000	11,479,000

Net income	$9,812,000	$2,297,000	$37,573,000	$10,563,000
Basic net income per share	$0.53	$0.12	$2.02	$0.58
Diluted net income per share	$0.50	$0.12	$1.93	$0.55
Weighted average number of shares outstanding:
Basic	18,672,381	18,393,154	18,608,812	18,233,163
Diluted	19,492,999	19,165,334	19,418,706	19,066,093

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
March 31,

	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$9,029,000	$21,897,000
Short-term investments	2,140,000	1,813,000
Accounts receivable — net	26,017,000	8,548,000
Inventory— net	67,516,000	58,060,000
Inventory unreturned	7,581,000	10,520,000
Prepaid expenses and other current assets	9,848,000	5,900,000
Total current assets	122,131,000	106,738,000
Plant and equipment — net	18,437,000	16,099,000
Long-term core inventory — net	262,922,000	241,100,000
Long-term core inventory deposits	5,569,000	5,569,000
Long-term deferred income taxes	13,546,000	19,268,000
Goodwill	2,551,000	2,053,000
Intangible assets — net	3,993,000	4,573,000
Other assets	6,990,000	3,657,000
TOTAL ASSETS	$436,139,000	$399,057,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$85,960,000	$72,152,000
Accrued liabilities	10,077,000	9,101,000
Customer finished goods returns accrual	17,667,000	26,376,000
Accrued core payment	11,714,000	8,989,000
Revolving loan	11,000,000	7,000,000
Other current liabilities	3,300,000	4,502,000
Current portion of term loan	3,064,000	3,067,000
Total current liabilities	142,782,000	131,187,000
Term loan, less current portion	16,935,000	19,980,000
Long-term accrued core payment	12,349,000	17,550,000
Long-term deferred income taxes	180,000	196,000
Other liabilities	15,212,000	19,336,000
Total liabilities	187,458,000	188,249,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued
Common stock; par value $.01 per share, 50,000,000 shares authorized; 18,648,854 and 18,531,751 shares issued and outstanding at March 31, 2017 and 2016, respectively	186,000	185,000
Additional paid-in capital	205,646,000	203,650,000
Retained earnings	50,290,000	11,825,000
Accumulated other comprehensive loss	(7,441,000)	(4,852,000)
Total shareholders' equity	248,681,000	210,808,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$436,139,000	$399,057,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and twelve months ended March 31, 2017 and 2016. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and twelve months ended March 31, 2017 and 2016 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
GAAP Results:
Net sales	$114,410,000	$97,443,000	$421,253,000	$368,970,000
Net income	9,812,000	2,297,000	37,573,000	10,563,000
Diluted income per share (EPS)	0.50	0.12	1.93	0.55
Gross margin	27.6%	24.8%	27.3%	27.4%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$114,922,000	$100,944,000	$433,980,000	$383,334,000
Non-GAAP adjusted net income	11,286,000	9,544,000	45,546,000	39,630,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.58	0.50	2.35	2.08
Non-GAAP adjusted gross margin	31.1%	29.6%	31.0%	30.7%
Non-GAAP adjusted EBITDA	$23,227,000	$19,047,000	$91,474,000	$79,039,000

Note: Results for the twelve months ended March 31, 2017 include revenue due to the change in the accrual for anticipated stock adjustment returns of $9,261,000 (which had a $4,066,000 gross profit and EBITDA impact, $2,551,000 net income impact and $0.13 earnings per diluted share impact).  The change in estimate also had a 0.4% gross margin impact for the twelve months ended March 31, 2017.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
GAAP net sales	$114,410,000	$97,443,000	$421,253,000	$368,970,000
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-	-	3,168,000	-
Customer allowances related to new business	512,000	3,501,000	9,559,000	14,364,000
Adjusted net sales	$114,922,000	$100,944,000	$433,980,000	$383,334,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended March 31,
	2017		2016
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$9,812,000	$0.50	$2,297,000	$0.12
Adjustments:
Net sales
Customer allowances related to new business	512,000	$0.03	3,501,000	$0.18
Cost of goods sold
New product line start-up and ramp-up costs	1,317,000	$0.07	43,000	$0.00
Lower of cost or net realizable value revaluation - cores on customers' shelves and inventory step-up amortization	2,300,000	$0.12	2,075,000	$0.11
Operating expenses
Legal, severance, acquisition, financing, transition and other costs	916,000	$0.05	2,378,000	$0.12
Bad debt expense (recovery) resulting from the bankruptcy filing by a customer	-	$-	(294,000)	$(0.02)
Share-based compensation expenses	829,000	$0.04	798,000	$0.04
Mark-to-market losses (gains)	(1,030,000)	$(0.05)	190,000	$0.01
Tax effected at 39% tax rate (a)	(3,370,000)	$(0.17)	(1,444,000)	$(0.08)
Adjusted net income	$11,286,000	$0.58	$9,544,000	$0.50

(a) Adjusted net income is calculated by applying an income tax rate of 39%; this rate may differ from the period's actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Twelve Months Ended March 31,
	2017		2016
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$37,573,000	$1.93	$10,563,000	$0.55
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	3,168,000	$0.16	-	$-
Customer allowances related to new business	9,559,000	$0.49	14,364,000	$0.75
Cost of goods sold
New product line start-up and ramp-up costs	1,457,000	$0.08	43,000	$0.00
Lower of cost or net realizable value revaluation - cores on customers' shelves and inventory step-up amortization	5,788,000	$0.30	3,153,000	$0.17
Cost of customer allowances and stock adjustment accruals related to new business	(568,000)	$(0.03)	(809,000)	$(0.04)
Operating expenses
Legal, severance, acquisition, financing, transition and other costs	1,623,000	$0.08	7,504,000	$0.39
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	-	$-	(5,800,000)	$(0.30)
Bad debt expense resulting from the bankruptcy filing by a customer	-	$-	4,157,000	$0.22
Payment made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	$-	9,250,000	$0.49
Share-based compensation expenses	3,384,000	$0.17	2,584,000	$0.14
Mark-to-market losses (gains)	(4,623,000)	$(0.24)	3,371,000	$0.18
Interest
Write-off of prior deferred loan fees	-	$-	5,108,000	$0.27
Tax effected at 39% tax rate (a)	(11,815,000)	$(0.61)	(13,858,000)	$(0.73)
Adjusted net income	$45,546,000	$2.35	$39,630,000	$2.08

(a) Adjusted net income is calculated by applying an income tax rate of 39%; this rate may differ from the period's actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended March 31,
	2017		2016
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$31,627,000	27.6%	$24,214,000	24.8%
Adjustments:
Net sales
Customer allowances related to new business	512,000		3,501,000
Cost of goods sold
New product line start-up and ramp-up costs	1,317,000		43,000
Lower of cost or net realizable value revaluation - cores on customers' shelves and inventory step-up amortization	2,300,000		2,075,000
Total adjustments	4,129,000	3.5%	5,619,000	4.8%
Adjusted gross profit	$35,756,000	31.1%	$29,833,000	29.6%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Twelve Months Ended March 31,
	2017		2016
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$115,046,000	27.3%	$100,924,000	27.4%
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	3,168,000		-
Customer allowances related to new business	9,559,000		14,364,000
Cost of goods sold
New product line start-up and ramp-up costs	1,457,000		43,000
Lower of cost or net realizable value revaluation - cores on customers' shelves and inventory step-up amortization	5,788,000		3,153,000
Cost of customer allowances and stock adjustment accruals related to new business	(568,000)		(809,000)
Total adjustments	19,404,000	3.7%	16,751,000	3.3%
Adjusted gross profit	$134,450,000	31.0%	$117,675,000	30.7%

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
GAAP net income	$9,812,000	$2,297,000	$37,573,000	$10,563,000
Interest expense, net	3,729,000	2,678,000	13,094,000	16,244,000
Income tax expense	3,846,000	4,658,000	17,305,000	11,479,000
Depreciation and amortization	996,000	723,000	3,714,000	2,936,000
EBITDA	$18,383,000	$10,356,000	$71,686,000	$41,222,000

Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business…	-	-	3,168,000	-
Customer allowances related to new business	512,000	3,501,000	9,559,000	14,364,000
Cost of goods sold			-
New product line start-up and ramp-up costs	1,317,000	43,000	1,457,000	43,000
Lower of cost or net realizable value revaluation - cores on customers' shelves and inventory step-up amortization	2,300,000	2,075,000	5,788,000	3,153,000
Cost of customer allowances and stock adjustment accruals related to new business	-	-	(568,000)	(809,000)
Operating expenses			-
Legal, severance, acquisition, financing, transition and other costs	916,000	2,378,000	1,623,000	7,504,000
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	-	-	-	(5,800,000)
Bad debt expense (recovery) resulting from the bankruptcy filing by a customer	-	(294,000)	-	4,157,000
Payment made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	-	-	9,250,000
Share-based compensation expenses	829,000	798,000	3,384,000	2,584,000
Mark-to-market losses (gains)	(1,030,000)	190,000	(4,623,000)	3,371,000
Adjusted EBITDA	$23,227,000	$19,047,000	$91,474,000	$79,039,000